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                                                                   EXHIBIT 10.26

                        SECOND AMENDED LICENSE AGREEMENT

       This Second Amended License Agreement made this 1st day of January 1995 by and between Dr. Sakharam D. Mahurkar, an individual residing in Chicago, Illinois (hereinafter "Licensor") and Neostar Medical Technologies, Inc., a Delaware corporation, having a place of business in North Brunswick, New Jersey, (formerly Akcess Medical Products, Inc., hereafter "Licensee").

                                   WITNESSETH

       WHEREAS, the parties previously entered into License and Amended License Agreements dated February 26, 1990 and July 23, 1991, respectively, and now wish to substitute this new Second Amended License Agreement for the earlier License Agreement and Amended License Agreement;

       WHEREAS, the parties are also presently involved in litigation pending in federal courts in Chicago, Illinois, and Newark, New Jersey, and wish to finally resolve and settle all issues in such pending civil actions;

       WHEREAS, Licensor owns United States Patent Nos. ***; ***; ***; ***; ***; and Canadian Patent Nos. *** and ***, and has the right to grant sublicenses under United States Patent No. ***.

       WHEREAS, Licensor has developed and acquired confidential and proprietary information, including drawings, manufacturing procedures, vendor and supplier contacts, specifications and other information and materials relating to *** and an *** as well as manufacturing equipment and hardware relating to a



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*** (hereafter "confidential information and equipment"), which Mahurkar has previously supplied to Licensee.

       WHEREAS, Licensee wishes to obtain and Licensor is willing to grant to Licensee *** right to manufacture and sell ***, covered by Licensor's patents and using or derived from Licensor's confidential information and equipment.

       WHEREAS, Licensor represents to Licensee that Licensor owns federally registered trademarks in the name "MAHURKAR," hereafter the "MAHURKAR" mark and Licensee wishes to obtain and Licensor is willing to grant to Licensee, the personal right to use the "MAHURKAR" mark, as set forth in this Agreement.

       NOW, THEREFORE, in consideration of the mutual covenants and promises made herein and for other good and valuable consideration, the parties agree as follows:

                                 I. DEFINITIONS

       A.     LICENSED PATENT RIGHTS -- Shall mean United States Patent Nos.
*** and Canadian Patent Nos. *** all foreign counterparts for such patents with the exception of the *** and any divisions, continuations, continuations-in-part or reissues of all such patents.

       B.     LICENSED PRODUCTS -- Shall mean any *** (1) that is covered

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by any claim of the applicable patents in the Licensed Patent Rights, as set forth in paragraph II.B. or (2) that is made using any Licensed Apparatus; or
(3) that incorporates, is made in accordance with, or is derived from, Licensed Proprietary Information. In addition to the above, Licensed Products shall also mean *** covered by Canadian Patent Nos. *** or United States Patent No. *** and, to the limited extent set forth below, ***.

       C. LICENSED APPARATUS -- Shall mean any apparatus, machine, equipment or device provided by Licensor to Licensee for the manufacture of ***.

       D. LICENSED TRADEMARK RIGHTS -- Shall mean all trademarks, tradenames and service marks in the "MAHURKAR" name and all current or future United States trademark registrations of the "MAHURKAR" mark used in connection with, identifying, advertising or promoting the Licensed Products.

       E. PROPRIETARY INFORMATION -- Shall mean confidential information and equipment now in the possession of Licensor that was disclosed to Licensee by Licensor and shall include, but not be limited to, research and development information, drawings, specifications, manufacturing procedures and techniques, vendor and supplier contacts, equipment designs, quality control procedures and other information necessary for the successful manufacture and sale of ***.

       F.     NET SALES -- Shall mean the amount invoiced to Licensee's

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customers (including ***) f.o.b. Licensee's factory, exclusive of allowances for returns, taxes or unpaid invoices actually "written off" by Licensee as being uncollectible after each annual audit by Licensee, but shall include all *** covered by this Agreement.

       G. *** -- Shall mean any *** who purchases Licensed Products for purposes other than ***.

       H. *** -- Shall mean any entity that purchases Licensed Products for purposes of ***.

                               II. LICENSE GRANT

       A. Licensor hereby grants Licensee *** license under said Licensed Patent Rights and Licensed Proprietary Information to make, have made, use or sell Licensed Products and to use Licensed Apparatus and Licensed Proprietary Information. Licensee shall have no right to grant sublicenses under any of the Licensed Patents. The sale of a Licensed Product for which a royalty has been paid under this Agreement shall not be considered as the grant of a sublicense.

       B. The license for *** shall be under United States Patent Nos. *** and any divisions, continuations, reissues and foreign counterparts thereof.

       C.     The license granted under U.S. Patent Nos. *** and

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*** and Canadian Patent No. *** is unlimited, except as follows:

              1. In the field of *** in the United States, Licensee is limited to the manufacture and sale of *** having *** Licensee is not licensed to make, have made or sell *** or ***.

              2. In the field of *** outside the United States, Licensee shall only have the right to manufacture *** that are covered by Canadian Patent
No. *** for sale in all countries other than the ***.

       D. No license or right is granted by implication or otherwise with respect to any patent, patent application or other item of Proprietary Information of Licensor except as specifically set forth in the definition of Licensed Patent Rights and Licensed Proprietary Information.

       E. Licensor hereby grants Licensee a ***, non-transferable right and license to use the Licensed Trademark Rights in connection with identifying, advertising or promoting the Licensed Products by Licensee, except for *** covered by U.S. Patent Nos. *** or *** that are sold in the United States.

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                                 III. ROYALTIES

       A. Commencing on January 1, 1995, Licensee shall pay Licensor a royalty for all *** manufactured or sold by Licensee that are Licensed Products. The royalties due shall be as follows:

                      FOR SALES MADE ***

              1. For all acute *** covered by any Licensed Patent other than U.S. Patent No. ***, the royalty due shall be *** of Licensee's Net Sales of Licensed Products.

              2. For all *** covered by U.S. Patent No. ***, the royalty due shall be *** of Licensee's Net Sales of Licensed Products.

                         FOR SALES MADE ***

              1. For all acute *** covered by any Licensed Patent other than U.S. Patent No. ***, the royalty due shall be *** of Licensee's Net Sales of Licensed Products.

              2. For all *** covered by U.S. Patent No. ***, the royalty due shall be *** of Licensee's Net Sales of Licensed Products.

       B. In the case of all royalties due Licensor, there shall be included in the royalty base for the purpose of determining the


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royalties due, the Net Sales of all *** products which are sold in combination with, or packaged with, the ***.

       C. Licensee shall complete the payments due Licensor for equipment sold to Licensee under the earlier February 26, 1990 and April 24, 1991 Agreements within sixty (60) days and shall also pay Licensor the amount of *** which shall be made payable in two installments. The first installment shall be made within thirty (30) days after Licensee receives final long-term financing for its business operations, which it anticipates it will receive within the next ninety (90) days. The second installment of *** shall be made six (6) months after payment of the first installment. Licensee shall be entitled to treat only the first installment payment as a credit that can be applied to the payment of future royalties.

       D. In the event Licensor shall hereafter ***, Licensor shall ***, provided Licensee ***.

       E. In the event the applicable claims of any Licensed Patent are finally adjudged to be invalid or unenforceable in any final order or judgment in any civil action or other proceeding from which no appeal has been or can be taken, then Licensee shall


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receive the benefit of any such final order or judgment as if it were a party to that proceeding including, specifically, relief from any obligation to pay further royalties under the applicable claim of any such patent.

       F. As part of the settlement of other litigation, Licensor gave ***, a limited release to make and sell an *** having a specific structure and design. Should *** sell variations of that structure or design (including a *** design) that are competitive with products sold by Licensee and are covered by U.S. Patent No. ***, for a period of two (2) years without paying any royalty to Licensor or without being subject to a proceeding in which a royalty is being sought, Licensee shall then have the right to escrow one-half (1/2) of the royalties due Licensor under paragraphs III.A.2. above (royalties due under U.S. Patent No. ***) until such time as royalties of at least *** are paid by *** or its successor or an action is taken by Licensor to collect royalties of at least *** from *** or its successor.

                         IV. BOOKS, RECORDS AND PAYMENTS

       A. Licensee shall keep accurate and complete books and records sufficient to determine the quantity of Licensed Products made and sold to the extent necessary to accurately reflect all items material to the determination of the amounts due and owing Licensor, and shall cause the same to be reviewed at its expense by its outside certified public accountants least annually as part of


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its annual audit of the books and records of the entire business of Licensee.

       B. The books and records of Licensee shall identify the quantity of all Licensed Products that are made, used, sold or otherwise disposed of by Licensee, with credit for returns for which credit is given to customers. Such records shall show separately the quantity of Licensed Products made for or sold to *** or that are otherwise used or disposed of, net price and the date of invoice and shipment. Sales shall be considered as made on the date of invoice unless shipped more than thirty (30) days before invoiced, in which event such sales shall be considered as made on the date of shipment.

       C. Within one month after the last day of each calendar quarter, Licensee shall send Licensor a report, in writing, certified by an officer of Licensee as to its correctness, showing separately the quantity of Licensed Products subject to a royalty payment that were made, used and/or sold to *** and to *** or that were otherwise disposed of by Licensee, and then computing the amount of royalty due Licensor for the preceding quarter as to each category of customer; the initial quarter shall begin on January 1, 1995 and end on March 30, 1995. Each such report shall be accompanied by the proper royalty amount then payable to Licensor as shown in such report. The report due for each quarter which coincides with the end of a calendar year or portion of a calendar year in which termination of this Agreement


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occurs shall also include a statement of the total payments for such year made pursuant to this Agreement.

       D. All such reports, books, records and accounts shall be retained for not less than three (3) years, and shall be open to examination at Licensor's expense at all reasonable times, not more than twice per year, by an independent outside certified public accountant designated by Licensor.

       E. Any failure by Licensee to keep and maintain such books and records or to provide reports or payments to Licensor as required by this Agreement shall constitute a material breach of this Agreement.

       F. In the event an audit of Licensee's books and records by an outside certified public accountant establishes that Licensee's payments to Licensor are deficient by an amount greater than *** of the amount actually due Licensor, Licensee shall be required, upon receipt of notice of such deficiency, to pay Licensor *** times the amount due, plus interest at the prime rate charged by major New York banks at the time the deficiency is discovered.

       G. Within thirty (30) days of June 30 and December 31 of each year, Licensee shall provide Licensor one copy of each item of sales and promotional literature for each Licensed Product and a single sterile or non-sterile sample of each Licensed Product in its customary packaging. Within thirty (30) days of December 31 of each year, Licensee shall also provide Licensor with a complete product catalog identifying the products Licensee sells.


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                             V. TERM AND TERMINATION

       A. This Agreement shall continue in full force and effect, unless sooner terminated as herein provided, with respect to the various Licensed Products licensed hereunder, until the expiration date of each corresponding Licensed Patent Right Covering each Licensed Product.

       B. Licensor may terminate this Agreement upon written notice to Licensee, if:

              1. Licensee shall become insolvent, or shall make any assignment for the benefit of creditors, or Licensee is adjudicated bankrupt, or a receiver or trustee of the Licensee's properties shall be appointed.

              2. Licensee shall remain in default of any payment or report required hereunder or fail to comply with any other provision of this Agreement for a period of more than forty-five (45) days after written notice specifying such default or failure is given Licensee by Licensor.

              3. Licensee shall otherwise continue to violate any term, condition or provision of this Agreement for a period of more than forty-five (45) days after written notice specifying such violation is given Licensee by Licensor.

In the event Licensee cures any default within the forty-five (45) day time period set forth above, the subject Agreement shall not be terminated and shall remain in full force and effect.

       C. Termination of this Agreement shall not relieve Licensee of the obligation to make payments accruing under this Agreement

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prior to termination nor shall it bar Licensor from obtaining any relief to which Licensor may be entitled in law or in equity, including the right to bring suit for infringement by Licensee of any issued patent of said Licensed Patent Rights.

       D. Upon termination of this Agreement for any reason, License shall immediately cease its use of Proprietary Information and anything derived therefrom and shall return to Licensor all documents or materials containing Proprietary Information and shall immediately discontinue its manufacture or sale of Licensed Products.

                                VI. ASSIGNMENTS

       A. This Agreement shall inure to the benefit of, and be binding upon, the successors, legal representatives or assigns of Licensor.

       B. This Agreement and the licenses granted hereunder, are personal and shall not be assigned by Licensee to any other business or entity (except entities wholly-owned by the same shareholders of Licensee or completely controlled by Licensee), nor shall it be extended to any third party that purchases any part of Licensee's assets or stock, without the prior written consent of Licensor. Notwithstanding the foregoing, however, Licensee shall have the right to assign this License as part of the sale of the entire business or assets to which this Agreement relates, provided such sale is not made to any entity that is involved in litigation with Licensor relating to the Licensed Patents (including appeals)

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at the time any such assignment, purchase, sale or transfer is made.

                      VII. HANDLING OF PROPRIETARY INFORMATION

       A. Licensor will, after execution of this Agreement, and at Licensor's expense, except where otherwise indicated and except to the extent to which Proprietary Information has already been disclosed to Licensee, render the following services to Licensee:

              1. Disclose to Licensee any additional Proprietary Information necessary for the manufacture of Licensed Products, including specifications for quality of the Licensed products;

              2. Keep Licensee generally informed of new technology developed by Licensor relating to the Licensed Products, and the Licensed Apparatus.

       B. Licensee shall keep in strict confidence all Proprietary Information disclosed by Licensor, notwithstanding the termination of any of the licenses and rights granted herein, shall take all reasonable precautions to prevent the unauthorized disclosure thereof and shall disclose such Proprietary Information only to officers, employees or consultants of Licensee or its authorized assigns to whom such disclosure is necessary for the production of Licensed Products. A list of all officers, employees or consultants to whom Proprietary Information has been disclosed shall be maintained by licensee and shall be available for inspection by representatives of Licensor.

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                                VIII. USE OF NAME

       A. Licensee shall prominently use the Licensed Trademark Rights in the name "MAHURKAR" in identifying, advertising or promoting all Licensed Products, except ***. Licensee agrees to use, for identifying *** covered by U.S. Patent Nos. *** or ***, the name "MAHURKAR" only in conjunction with the terms *** or *** and also agrees that no other words shall be used in connection with the name "MAHURKAR"; Licensee further agrees to use, for identifying ***, the name "MAHURKAR" only in conjunction with the words *** or *** or *** or *** or *** and also agrees that no other words shall be used in connection with the name "MAHURKAR" (such terms shall hereinafter be described in this Agreement as the "Mahurkar Licensed Trademarks for Neostar"). Licensee shall, however, be entitled to use the words *** or *** in identifying, advertising or promoting the Licensed Products, in conjunction with the name "MAHURKAR" so long as such use does not create confusion with the use of the "MAHURKAR" name *** in connection with *** or ***. Licensee further agrees that the Mahurkar Licensed Trademarks for Neostar, wherever used in identifying, advertising or promoting the Licensed Products, shall be the most prominently displayed words or markings. While Licensee may use other words or markings, such as "Neostar," in conjunction with the sale of the Licensed Products,


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such other words or markings (a) must be less prominently displayed than the
Mahurkar Licensed Trademarks for Neostar; (b) must not serve to imply that a party other than Mahurkar was the inventor and designer of such Licensed Products; and (c) must be displayed wholly apart and separate from the Mahurkar Licensed Trademarks for Neostar. Licensee acknowledges with respect to the parties hereto that full and complete ownership and interest in all the Licensed Trademark Rights remains with the Licensor. Licensee will take no action inconsistent with Licensor's ownership in the Licensed Trademark Rights and agrees that all uses of the Licensed Trademark Rights by Licensee shall inure to the benefit of the Licensor. Furthermore, Licensee will in no way interfere with Licensor in attempting to obtain federal registration of the Licensed Trademark Rights. Licensor agrees that nothing in this Amended License Agreement shall give the Licensee any right, title or interest in the Licensed Trademark Rights other than the right to use such Licensed Trademark Rights in accordance with this Amended License Agreement. Licensee further agrees not to challenge the title of Licensor to the Licensed Trademark Rights.

       B. Because Licensor does not want the "MAHURKAR" name associated with products that do not satisfy standards for quality acceptable to Licensor, Licensor shall have the right to inspect Licensed Products and the facilities used to manufacture Licensed Products and to require Licensee to immediately discontinue the use of the "MAHURKAR" name in connection with any products, whenever such products do not satisfy reasonable standards for safe,

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quality, commercially acceptable medical products. Such reasonable standards shall include, at a minimum, the relevant FDA quality control standards.

       C. Upon termination of this Agreement, Licensor may agree to allow Licensee to continue to use the Licensed Trademark Rights. If no such agreement is reached, Licensee agrees to cooperate with Licensor or its appointed agent in applying to the appropriate authorities to cancel any recording of this Agreement made in the United States Patent and Trademark Office. However, the Licensee shall have the right to sell its inventory of products that prominently display the "MAHURKAR" name at the time of termination.

                               IX. PATENT MARKING

       Except for its *** that are in Licensee's current inventory, Licensee agrees to apply to all Licensed Products sold under this Agreement, where it is possible to do so, and in all events to all packages in which such products are sold, appropriate markings stating that the products are licensed under the appropriate Licensed Patent Rights. Where possible, patent markings should also appear on product literature, as well as packaging. To the extent permitted by Licensor's *** (copies of which are provided to Licensee), the "MAHURKAR(R)" name shall also appear on packaging and literature associated with each Licensed Product that is sold by Licensee.

                             X. SEVERABILITY CLAUSE

       If any part, provision, covenant or condition of this


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Agreement shall be held to be invalid, illegal, void or unenforceable in any respect, such invalidity, illegality, voidness or unenforceability shall not affect any other parts of this Agreement, and this Agreement shall be construed as if such invalid, illegal, void or unenforceable part, provision, covenant or condition had never been contained herein. If, moreover, any one or more of the parts, provisions, covenants or conditions contained in this Agreement shall for any reason be held to be excessively broad as to time, duration, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

                                  XI. NOTICES

       All notices required or permitted by this Agreement shall be in writing and shall be sent by registered mail, postage prepaid, addressed as follows:

Licensor:

                        Dr. Sakharam Mahurkar
                        6171 North Sheridan
                        Suite 1112
                        Chicago, Illinois 60660

Licensee:

                        Neostar Medical Technologies
                        201 N. Center Drive
                        North Brunswick, New Jersey 08902

       Any party may change the address to which notices shall be sent to it by notice in writing to the other party.

                        XII. NON-WARRANTIES AND WARRANTY

       A.     Nothing in this Agreement shall be construed as:

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              1.   a warranty or representation by Licensor as to the validity or scope of any patent that has issued from the Licensed Patent rights;

              2. a warranty or representation that making, using or selling of Licensed Products or use of Licensed Apparatus by Licensee will be free from infringement of any patents owned by others than Licensor.

       B. Licensee hereby releases and holds Licensor harmless from any and all product liability claims, actions, losses, damages and liability resulting from or arising out of the manufacture, use or sale by Licensee of Licensed Products or the use by Licensee of Licensed Apparatus for the duration of this Agreement.

       C. Licensee agrees to indemnify Licensor for all product liability claims, actions, losses, proceedings, damages, liabilities, costs and expenses, including attorneys' fees arising out of, in connection with or resulting from the manufacture, use or sale of Licensed Products by Licensee or the use of Licensed Apparatus by Licensee.

       D. Licensor has not made, and does not make, any representation, warranty or covenant, express or implied, with respect to the condition, quality, durability, suitability, fitness for particular purpose or merchantability of Licensed Products or Licensed Apparatus. Further, Licensor expressly disclaims any and all warranties, express or implied, regarding the condition, quality, durability, suitability, fitness for particular purpose or merchantability of Licensed Products or Licensed Apparatus.

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       E.     Licensor has reviewed the Neostar product line as reflected in the most current Neostar Medical Technologies product catalog received by him on December 24, 1994 and, with the exception of the *** with a *** and the *** reflected by catalog number *** (which is covered by unlicensed patents), represents that he has no other patents owned or controlled by him, other than the Licensed Patents, for which a license is now required.

                              XIII. EFFECTIVE DATE

       This Agreement shall become effective and binding upon the parties hereto on the date first above written.

       IN WITNESS WHEREOF, the parties hereto have caused to be signed by their duly authorized officers, this Agreement at the places and on the dates set forth below.

                                       DR. SAKHARAM D. MAHURKAR, LICENSOR

Dated:  Jan. 10, 1995                     /s/ S. Mahurkar
      -----------------                   -------------------------------------

                                       NEOSTAR MEDICAL TECHNOLOGIES, INC.,
                                       LICENSEE

Dated:  Jan. 13th, 1995                By /s/ [unreadable]
      -----------------                   -------------------------------------
                                        Its:  President
                                            -----------------------------------

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                                   [PICTURE]







                                    EXHIBIT

                                       A





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                                   [PICTURE]







                                    EXHIBIT

                                       B






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                                   [PICTURE]







                                    EXHIBIT

                                       C






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